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                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-72288 of Restoration Hardware, Inc. on Form S-8 of our report dated March 23, 2001, appearing in the Annual Report on Form 10-K/A of Restoration Hardware, Inc. for the year ended February 3, 2001.


/s/ Deloitte & Touche LLP

San Francisco, California
January 25, 2002